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                                                                    EXHIBIT 10.2


                         ASSIGNMENT AND ASSUMPTION OF
                         ----------------------------
                                LEASE AGREEMENT
                                ---------------

     This Assignment and Assumption of Lease Agreement ("Agreement") made this 28 day of January, 1999, by and between International Thoroughbred Breeders, Inc. ("ITB"), as Tenant, and AutoLend Group, Inc. ("AutoLend"), as Assignee.

                                R E C I T A L S

     A. ITB, as Tenant, is party to a Lease Agreement dated July 10, 1997 (the "Lease"), with 600 Central Partners, as Landlord.

     B. ITB possesses all right, title, and interest in and to the Lease, as tenant, and desires to assign and transfer the Lease to Assignee, and Assignee desires to accept said assignment and transfer upon the terms and conditions hereinafter set forth.

     C. So far as is known, ITB and the Landlord have no claims against one another by reason of said Lease.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, and other good and valuable consideration, the receipt of which is acknowledged,

     IT IS AGREED:

     1. Assignment. Pursuant to Paragraph XI of the Lease, Nunzio P. DeSantis hereby exercises the authority granted to him, and hereby designates AutoLend Group, Inc. as Assignee. ITB hereby assigns and transfers to Assignee any and all of ITB's right, title and interest in and to the Lease. The foregoing assignment,


Assignor Initial CCC                                   Assignee Initial NDS
                -----                                                  -----

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assumption and transfer is made without any recourse whatsoever to ITB and without any representation and warranties expressed or implied of any nature whatsoever.

     2. Acceptance and indemnification. Assignee hereby accepts the foregoing assignment and transfer and promises and agrees to perform all covenants, stipulations, agreements, and obligations under the Lease accruing on and after the date of this Agreement. Assignee shall indemnify and hold ITB harmless from any and all claims, demands, actions, causes of action, suits, proceedings, damages, liabilities and costs and expenses of every nature whatsoever and relating to the Lease or the premises demised thereunder arising on or after the date of this Agreement.

     3. Conditions. This Agreement is a requirement and is entered into in accordance with the Order Approving Compromise (ITB Transaction) entered in the United States Bankruptcy Court for the District of New Mexico on September 10, 1998.

     4. Agreement binding. This Agreement shall be binding upon the successors and assigns of the parties. The parties shall execute and deliver such further and additional instruments, agreements, and other documents as may be necessary to evidence or carry out the provisions of this Agreement.

Assignor Initial CCC                              Assignee Initial NDS
                -----                                             -----

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     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

                                         Assignor:

                                         INTERNATIONAL THOROUGHBRED
                                         BREEDERS, INC.

                                         By: /s/ Christopher C. Casters
                                            ------------------------------
                                             Name: Christopher C. Casters
                                                  ------------------------
                                             Title: Secretary
                                                   -----------------------

                                         Assignee:

                                         AUTHOLEND GROUP, INC.

                                         By: /s/ Nunzio P. DeSantis,
                                            ------------------------------
                                             NUNZIO P. DESANTIS, in his
                                             capacity as President


                                         /s/ Nunzio P. DeSantis,
                                         ---------------------------------
                                         NUNZIO P. DESANTIS, Individually

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